UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 7, 2018

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 7, 2018, the Board of Directors (the “Board”) of Huntsman Corporation (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee, appointed Daniele Ferrari to the Board as a director. Mr. Ferrari, age 57, was appointed to fill an existing vacancy on the Board and will serve for a term that expires at the Company’s 2018 Annual Meeting of Stockholders.

The Board has determined, after applying the Company’s independence criteria, that Mr. Ferrari is an independent director. Mr. Ferrari has been appointed to serve on the Audit Committee and Compensation Committee of the Board.  Mr. Ferrari was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person and there are no transactions between Mr. Ferrari and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Ferrari will be compensated for his service on the Board on the same basis as each of the Company’s other non-employee directors. Annual compensation for non-employee directors is comprised of cash and stock-based equity compensation. The cash compensation consists of an annual retainer and supplemental retainers for the chairs and members of Board committees. Stock based equity compensation consists of awards granted under the Huntsman Corporation 2016 Huntsman Stock Incentive Plan in the form of stock or stock units, at the election of each director. Non-employee directors may also participate in the Huntsman Outside Director Elective Deferral Plan and the Huntsman Director Matching Gift Program.

A more detailed description of compensation of directors of the Company was previously reported in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 22, 2017, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On March 12, 2018, in connection with the appointment of Mr. Ferrari as a director of the Company, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibits

99.1	Press Release dated March 12, 2018 announcing the appointment of Daniele Ferrari to the Board of Directors.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntsman Corporation

By:	/s/ DAVID M. STRYKER
Name:	David M. Stryker
Title:	Executive Vice President, General Counsel and Secretary

Date:  March 12, 2018

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